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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST

PASS THROUGH CERTIFICATES
SERIES 1999-4
INVESTOR NUMBER 51999091

Determination Date:                  10-Mar-00
Remittance Date A-1                  15-Mar-00
Remittance Date A-2                  20-Mar-00
Month End Date:                      29-Feb-00
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
(a)              Class A-1 Distribution Amount                                                                       1,082,391.05

(b)              Class A-1 Distribution Principal                                                                    5,405,118.51
                           Scheduled Payments of Principal                                        686,425.43
                           Partial Prepayments                                                    309,282.97
                           Scheduled Principal Balance Principal Prepayment in Full             1,519,626.58
                           Scheduled Principal Balance Liquidated Contracts                     2,889,783.53
                           Scheduled Principal Balance Repurchases                                      0.00

(c)              Class A-1 Interest Distribution                                                                       473,481.12
                 Class A-1 Interest Shortfall                                                                                0.00

(d)              Class A-1 Remaining Certificate Balance                                                            92,895,460.63

(e)              Class A-2 Distribution Amount                                                                         257,333.33

(f)              Class A-2 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(g)              Class A-2 Interest Distribution                                                                       628,545.83
                 Class A-2 Interest Shortfall                                                                                0.00

(h)              Class A-2 Remaining Certificate Balance                                                           125,500,000.00

(i)              Class A-1 Pass Through Rate                                                                             6.082500%
                 Class A-2 Pass Through Rate                                                                             5.790000%
                 Class A-2 Holdover Amount                                                                                   0.00

(j)              Monthly Servicing Fee                                                                                 488,716.50


(k)              Delinquency                                                                  # of Contracts        Prin. Balance
                                                                                              --------------     ----------------

                                     a)  Loans 31 to 59 days delinquent                              69              3,022,582.29
                                     b)  Loans 60 to 89 days delinquent                              10                376,931.00
                                     c)  Loans delinquent 90 or more days                            10                338,374.32
                                                                                              --------------     ----------------
                                                                                                     89              3,737,887.61
                                                                                              ==============     ================

(l)              Repurchased Contracts                                                            Number         Repurchase Price
                 (see attached schedule)                                                      --------------     ----------------
                                                      Total Repurchases                               0                      0.00
                                                                                              ==============     ================

(m)              Repossessions or Foreclosures                                                    Number           Actual Balance
                                                                                              --------------     ----------------
                                                      BOP Repossessions                             313            $11,466,234.57
                                                      Plus Repossessions this                        10                277,248.26
                                                         Month
                                                      Less Liquidations                              (2)              ($56,048.59)
                                                                                              --------------     ----------------
                                                      EOP Repossessions                             321            $11,687,434.24
                                                                                              ==============     ================
(n)              Enhancement Payment                                                                                         0.00

(o)              Monthly Advance                                                                                        (5,302.56)
                 Outstanding Amount Advanced                                                                                 0.00

(p)              Deposit to Special Account/Distribution to Class R Certificateholders                                $193,970.45

(q)              Amount Distributed to Class R Certificateholders                                                            0.00

(r)              Net Weighted Average Contract Rate                                                                          9.39%

(s)              Number of Manufactured Homes currently held due to repossession                                                0
                 Principal balance of Manufactured Homes currently held                                                779,620.75

(t)              Pool Principal Balance Percentage                                                                      95.801912%

(u)              Aggregate Deficiency Amounts                                                                            3,281.84
                 Servicer Deficiency Amounts received                                                                    1,148.64

(v)              Additional Items

(w)              Class A-1 Net Funds Carryover Amount                                                                        0.00
                 Class A-2 Net Funds Carryover Amount                                                                        0.00

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